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                                                                  Exhibit 10.16


                               CREDITANSTALT-BANKVEREIN
                                 TWO GREENWICH PLAZA
                          GREENWICH, CONNECTICUT 06836-1300


                                                                   June 3, 1997



Physio-Control International Corporation
Physio-Control Corporation
11811 Willows Road N.E.
Redmond, WA 98073-9706

                                  RELEASE AGREEMENT
                                  -----------------

Gentlemen:

     Physio-Control International Corporation, a Delaware corporation ("Parent"), and Physio-Control corporation, a Delaware corporation ("Borrower"), have entered into financing arrangements with Creditanstalt-Bankverein, a bank organized under the laws of the Republic of Austria ("Creditanstalt"), as set forth in the Amended and Restated Credit Agreement dated as of December 15, 1995 (as the same has been amended and supplemented, the "Loan Agreement"), between the borrower and Creditanstalt, and the other Loan Documents (as defined in the Loan Agreement) (all of the foregoing, together with the Loan Agreement, collectively, the "Existing Agreements") pursuant to which Creditanstalt has made loans and advances to Borrower (the "Loans") and Creditanstalt has issued the letters of credit listed on EXHIBIT A hereto for the account of borrower (collectively, the "Creditanstalt Letters of Credit").

          1.   RELEASES.

               (a) Subject to the terms and conditions contained herein (including but not limited to Section 5), Creditanstalt hereby releases, discharges and acquits each of Parent and Borrower from any and all liabilities and obligations they may have to Creditanstalt arising out of the Existing Agreements. Anything to the contrary in this Agreement notwithstanding, any provision of any Existing Agreement that by the terms of the Existing Agreements survives the termination thereof shall not be affected by this Agreement.

               (b) Creditanstalt hereby terminates and releases any and all security interests in, liens and mortgages upon, and pledges of, all properties and assets of Borrower, its subsidiaries and Parent (whether personal, real or mixed, tangible or intangible) heretofore granted, pledged, assigned to,


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or otherwise claimed by, Creditanstalt, pursuant to the Loan
Agreement and the other Existing Agreements.

               (c) Subject to the terms and conditions contained herein, each of Borrower and Parent, for and in consideration of the release above, hereby releases, discharges and acquits Creditanstalt and its successors and assigns from all liabilities and obligations to Borrower and Parent and their respective successors and assigns arising out of the Existing Agreements.

          2.   INDEMNIFICATION FOR RETURNED ITEMS.

          Notwithstanding anything to the contrary contained in Section
1 above, Borrower agrees to indemnify Creditanstalt from and hold Creditanstalt harmless against all loss, cost, damage or expense which Creditanstalt may suffer or incur as a result of any non-payment, claim, refund or dishonor of any checks or other items which have been credited by Creditanstalt to the account of Borrower in calculating the amount payable to Creditanstalt on the date hereof pursuant to Section 5(c) of this Agreement, together with any reasonable expenses or other reasonable and customary charges incident thereto.

          3.   DELIVERIES BY CREDITANSTALT.

          Creditanstalt agrees to deliver to Borrower, at the expense of Borrower, following the effectiveness hereof, the originals of:

               (a) the promissory note or notes, if any, previously executed and delivered to Creditanstalt by Borrower duly marked "paid in full";

               (b) Uniform Commercial Code releases and/or terminations in form acceptable for recording covering financing statements which have been filed by Creditanstalt against Borrower or Parent;

               (c) trademark and patent releases or reassignments, reassigning, without representations and warranties, to Borrower and/or releasing the security interest of Creditanstalt in all trademarks, patents and related assets heretofore assigned by Borrower to Creditanstalt pursuant to the Existing Agreements;

               (d) discharges or satisfactions of any mortgages or deeds of trust or similar real property instruments previously executed and delivered by Borrower or Parent in favor of Creditanstalt in form acceptable for recording; and

               (e) any stock certificates and executed stock powers related thereto previously delivered to Creditanstalt by Borrower or Parent.


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          4.   TERMINATION OF LOCKBOXES.  Creditanstalt agrees to send
written notification, upon request and at the expense of Borrower, to any bank or institution with which Creditanstalt has blocked accounts, lockbox accounts or other arrangements for the receipt or transfer to Creditanstalt of remittances or proceeds from customers of Borrower, to the effect that all such arrangements with Creditanstalt are terminated, and to the extent any such arrangements are in effect with Creditanstalt, such arrangements are hereby terminated.

          5. CONDITIONS PRECEDENT. The effectiveness of this Agreement, and of any termination statements or other similar release instruments delivered by Creditanstalt hereunder, are subject to and conditioned upon the receipt by Creditanstalt of:

               (a) an original of this Agreement, duly executed by the parties hereto;

               (b)  the original of each Letter of Credit, marked 'CANCELED';
and

               (c) payment, in immediately available funds, of $22,414,500.16 not later than 2:00 p.m. New York City time on June 4, 1997 plus $4,385.00 per day for each additional day thereafter that such payment has not been made prior to such time.

          6. FURTHER ASSURANCES. Creditanstalt further agrees to furnish, at Borrower's expense, additional releases and/or termination statements and such other and further documents, instruments and agreements as may be reasonably requested by Borrower, in order to effect and evidence more fully the matters covered hereby.

          7. COSTS AND EXPENSES. Borrower and Parent agree to pay all costs and expenses, including without limitation, reasonable attorneys fees, in connection with the preparation, execution, delivery, filing, recording and administration of this Release Agreement and the performance of any other acts required to effect the release of any security granted to the undersigned under the Existing Agreements. In addition, Parent and Borrower agree to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Release Agreement and the other instruments and documents to be delivered hereunder, and agree to save the undersigned harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or fees.

          8. GOVERNING LAW. This Agreement shall be construed in accordance with and be governed by the laws of the State of

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New York (without giving effect to the conflict of law principles thereof).

          9. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original hereof and submissible into evidence and all of which together shall be deemed to be a single instrument.

                                        Very truly yours,

                                        CREDITANSTALT-BANKVEREIN


                                        By:  _________________________
                                             Name:  Clifford L. Wells
                                             Title: Vice President


                                        By:  _________________________
                                             Name:  Lisa D. Bruno
                                             Title: Asst. V. President


ACKNOWLEDGED AND AGREED:

PHYSIO-CONTROL INTERNATIONAL CORPORATION


By:            _________________________     By:  __________________________
               Name:  Richard O. Martin           Name:  Joseph J.Caffarelli
               Title: Chairman and Chief          Title: Executive Vice
                      Executive Officer                  President/Chief
                                                         Financial Officer

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                                                                      EXHIBIT A


                           CREDITANSTALT LETTERS OF CREDIT
                           -------------------------------

                    Irrevocable Standby Letter of Credit No. 10099 Face Amount: $500,000.00